ESCROW AGREEMENT

     THIS AGREEMENT is made as of the 8th day of February, 1999 by and between WORDCRUNCHER INTERNET TECHNOLOGIES, Inc., with its principal office at 12450 South 405 East, Suite B, Draper, Utah 84020, (hereinafter the "Company"), the entities listed on Schedule A (hereinafter collectively referred to as the "Investors"), Cardinal Capital Management, Inc. ("Cardinal") with its principal office at 3340 Peachtree Road, N.E., Suite 620, Atlanta, Georgia, and THE GOLDSTEIN LAW GROUP, P.C., located at 65 Broadway, 10th Floor, New York, NY 10006 (hereinafter the "Escrow Agent").

                       W I T N E S S E T H:

     WHEREAS, pursuant to the Series A Preferred Stock Purchase Agreement dated as of February 8, 1999 (the "Purchase Agreement"), the Investors will be purchasing Preferred Stock and Warrants of the Company (the "Securities") in two separate tranches at purchase prices as set forth in the Purchase Agreement and the Company shall be issuing Warrants to Cardinal; and

     WHEREAS, the Company has requested that the Escrow Agent hold the funds of the Investors in escrow until the Escrow Agent has received the original Securities. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to each Investor per each Investor's written instructions, and delivery of the Warrants, and payment of fees, to Cardinal.

    NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                            ARTICLE I

              TERMS OF THE ESCROW FOR THE  PURCHASE
                OF THE INITIAL SHARES AND WARRANTS

1.1 Upon Escrow Agent's receipt of the First Tranche Purchase Price from the Investors, into its attorney escrow account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

1.2 The Company, upon receipt of said notice and acceptance of the Purchase Agreement (including all Exhibits annexed thereto) by all parties, as evidenced by the Company, and all of the Investor's execution thereof, shall deliver to the Escrow Agent the original Securities being purchased by the Investors in connection with each applicable Closing for the First Tranche, and the original Warrants issued to Cardinal. Escrow Agent shall then communicate with the Company to confirm such receipt.

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

1.3 Once Escrow Agent confirms receipt of the Securities and Warrants, and receives all other documentation precedent to the applicable Closing of the First Tranche, he shall immediately wire that amount of funds necessary to purchase the Securities in connection with the such First Tranche Closing Date per the written instructions of the Company net of all fees. The Company will furnish Escrow Agent with a "Net Letter" directing payment of (i) fees per the terms of the Purchase Agreement to Cardinal; and (ii) legal, administrative, and escrow costs as per the terms of the Purchase Agreement to the Escrow Agent. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have (i) the Securities delivered as per instructions from the Investors, and (ii) the Warrants and cash fee delivered as per the instructions of Cardinal.



                            ARTICLE 2

              TERMS OF THE ESCROW FOR THE PURCHASE
              OF THE SECONDARY SHARES AND WARRANTS


2.1 The Company shall certify in writing to the Escrow Agent and each of the Investors that it has satisfied all of the terms and conditions precedent to the Closing Date for the Second Tranche contained in the Purchase Agreement and the Registration Rights Agreement, and that the Registration Statement including the shares of Common Stock underlying the Securities has been effective for thirty days. The Company shall then deliver to the Escrow Agent the Securities being purchased by the Investors in the Second Tranche and the original Warrants being issued to Cardinal. Upon receipt of such notice the Investors shall wire the Second Tranche Purchase Price to the Escrow Agent's attorney trustee account. The Escrow Agent shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its attorney escrow account in connection with the Closing Date for the Second Tranche, and the Company shall thereafter confirm the receipt of the issuance of the Securities and Warrants.

2.2 Once Escrow Agent confirms receipt of the Securities, he shall immediately wire that amount of funds necessary to purchase the Securities per the written instructions of the Company net of all fees. The Company will furnish Escrow Agent with a "Net Letter" directing payment of (i) fees per the terms of the Purchase Agreement to Cardinal; and (ii) legal, administrative, and escrow costs as per the terms of the Purchase Agreement to the Escrow Agent. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have (i) the Securities delivered as per instructions from the Investors, and (ii) the Warrants and fees delivered as per the instructions of Cardinal.

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

                            ARTICLE 3

                          MISCELLANEOUS

3.1 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should any party attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Investors in writing. The parties may remove the Escrow Agent as escrow agent in writing signed by each of the parties, which writing must be delivered to the Escrow Agent via reputable overnight courier and shall be effective upon receipt by the Escrow Agent. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and the Investors or their agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the parties of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of Securities, the Escrow Agent shall furnish the Company and the Investors with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Investors after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investors to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

3.2 The Escrow Agent shall be reimbursed by the Company and the Investors for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

3.3 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

3.4 The Company and each of the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

     (i) there is no security interest in the Securities or any part thereof;

     (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

     (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

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

3.5 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

3.6 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

3.7 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows, or as set forth on Schedule A (with a copy of all notice that are sent to the Investors to go to Cardinal:

     (i)                WordCruncher Internet Technologies, Inc.
                        12450 South 405 East, Suite B
                        Draper, Utah 84020
                        Attention: Chief Financial Officer
                        Telephone:  (801) 816-9904
                        Facsimile:  (801) 816-9840


     (ii)               The Goldstein Law Group, P.C.
                        65 Broadway, 10th Floor
                        New York, NY  10006
                        Attention: Scott H. Goldstein, Esq.
                        Telephone:  (212) 809-4220
                        Facsimile: (212) 809-4228

     (iii)              Cardinal Capital Management, Inc.
                        3340 Peachtree Road, N.E., Suite 620
                        Atlanta, Georgia 30326
                        Attention: Scott Koch
                        Telephone: (404) 264-0777
                        Facsimile: (404) 264-0007

3.8 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

3.9 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed

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

by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

3.10 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

3.11 The Company acknowledges and confirms that it is not being represented in a legal capacity by The Goldstein Law Group, P.C. and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

3.12 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the federal courts for the Southern District of the State of New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

           [Remainder of Page Intentionally Left Blank]

                     [Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to beduly executed, on the day and year first above written.


WORDCRUNCHER INTERNET TECHNOLOGIES, Inc.

By:   /s/ Kenneth W. Bell
      ----------------------
Name:     Kenneth W. Bell
Title:    Chief Financial Officer

                             CARDINAL CAPITAL MANAGEMENT, INC.

                             By /s/ Scott Koch
                                ------------------------------

                             THE GOLDSTEIN LAW GROUP, P.C.

                              By /s/ Scott Goldstein
                                ------------------------------

                              /s/ Tajunnisah Owesh
                              --------------------------------
                              MS. TAJUNNISAH OWESH

                              /s/ Ohoud F. Sharbatly
                              --------------------------------
                              OHOUD F. SHARBATLY

                              /s/ Khaled A. AlMubarak
                              --------------------------------
                              KHALED A. ALMUBARAK

                              /s/ Mohammad A. Al-Quaiz
                              --------------------------------
                              MOHAMMAD A. AL-QUAIZ

                              /s/ Abdulaziz A. Kamel
                              --------------------------------
                              URBAN DEVELOPMENT ESTABLISHMENT

                              /s/ Yasser M. Zaidan
                              --------------------------------
                              YASSER M. ZAIDAN

                              /s/ signature illegible
                              ---------------------------------
                              GIBRALTAR WORLDWIDE INC.